Exhibit 99.1

News Release

United Airlines Worldwide Media Relations 872.825.8640 media.relations@united.com

United Reports February 2017

Operational Performance

CHICAGO, March 8, 2017 – United Airlines (UAL) today reported February 2017 operational results.

UAL’s February 2017 consolidated traffic (revenue passenger miles) decreased 0.8 percent and consolidated capacity (available seat miles) decreased 0.4 percent versus February 2016. UAL’s February 2017 consolidated load factor decreased 0.3 points compared to February 2016.

“Our operational momentum continued in February, achieving more days without flight cancellations than any other month in the company’s history – further demonstrating to our customers that they can count on United to connect them to the moments that matter most,” said Scott Kirby, president of United Airlines. “We had more no-cancel days in the last two months than we had from 2011-2015 combined. This record performance is the result of the teamwork from our more than 87,000 professionals who are driven to build the world’s best airline for each other, our customers and everyone we serve.”

The company continues to expect first-quarter 2017 consolidated passenger unit revenue to be down 1.0 percent to up 1.0 percent compared to the first quarter of 2016.

About United

United Airlines and United Express operate more than 4,500 flights a day to 339 airports across five continents. In 2016, United and United Express operated more than 1.6 million flights carrying more than 143 million customers. United is proud to have the world’s most comprehensive route network, including U.S. mainland hubs in Chicago, Denver, Houston, Los Angeles, New York/Newark, San Francisco and Washington, D.C. United operates 737 mainline aircraft and the airline’s United Express partners operate 483 regional aircraft. The airline is a founding member of Star Alliance, which provides service to 192 countries via 28 member airlines. For more information, visit united.com, follow @United on Twitter or connect on Facebook. The common stock of United’s parent, United Continental Holdings, Inc., is traded on the NYSE under the symbol “UAL”.

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United Reports February 2017 Operational Performance / Page 2

Preliminary Operational Results

	February				Year-to-Date
	2017	2016	Change		2017	2016	Change

REVENUE PASSENGER MILES (000)
Domestic	8,038,257	8,060,066	(0.3%)		16,772,201	16,402,890	2.3%
Mainline	6,465,788	6,347,769	1.9%		13,472,151	12,901,297	4.4%
Regional	1,572,469	1,712,297	(8.2%)		3,300,050	3,501,593	(5.8%)
International	5,914,319	6,005,140	(1.5%)		13,225,999	13,083,590	1.1%
Atlantic	1,763,415	1,838,478	(4.1%)		4,009,855	4,142,066	(3.2%)
Pacific	2,413,447	2,380,701	1.4%		5,351,305	5,150,543	3.9%
Latin	1,737,457	1,785,961	(2.7%)		3,864,839	3,790,981	1.9%
Mainline	1,671,846	1,717,758	(2.7%)		3,718,075	3,641,574	2.1%
Regional	65,611	68,203	(3.8%)		146,764	149,407	(1.8%)
Consolidated	13,952,576	14,065,206	(0.8%)		29,998,200	29,486,480	1.7%

AVAILABLE SEAT MILES (000)
Domestic	9,839,177	9,924,195	(0.9%)		20,474,223	20,022,125	2.3%
Mainline	7,873,155	7,789,155	1.1%		16,334,279	15,642,995	4.4%
Regional	1,966,022	2,135,040	(7.9%)		4,139,944	4,379,130	(5.5%)
International	8,347,064	8,335,014	0.1%		17,676,334	17,297,335	2.2%
Atlantic	2,857,372	3,006,635	(5.0%)		6,070,550	6,217,628	(2.4%)
Pacific	3,313,533	3,066,565	8.1%		6,869,690	6,420,239	7.0%
Latin	2,176,159	2,261,814	(3.8%)		4,736,094	4,659,468	1.6%
Mainline	2,070,926	2,153,827	(3.8%)		4,514,098	4,437,605	1.7%
Regional	105,233	107,987	(2.6%)		221,996	221,863	0.1%
Consolidated	18,186,241	18,259,209	(0.4%)		38,150,557	37,319,460	2.2%

PASSENGER LOAD FACTOR
Domestic	81.7%	81.2%	0.5	pts	81.9%	81.9%	0.0	pts
Mainline	82.1%	81.5%	0.6	pts	82.5%	82.5%	0.0	pts
Regional	80.0%	80.2%	(0.2	) pts	79.7%	80.0%	(0.3	) pts
International	70.9%	72.0%	(1.1	) pts	74.8%	75.6%	(0.8	) pts
Atlantic	61.7%	61.1%	0.6	pts	66.1%	66.6%	(0.5	) pts
Pacific	72.8%	77.6%	(4.8	) pts	77.9%	80.2%	(2.3	) pts
Latin	79.8%	79.0%	0.8	pts	81.6%	81.4%	0.2	pts
Mainline	80.7%	79.8%	0.9	pts	82.4%	82.1%	0.3	pts
Regional	62.3%	63.2%	(0.9	) pts	66.1%	67.3%	(1.2	) pts
Consolidated	76.7%	77.0%	(0.3	) pts	78.6%	79.0%	(0.4	) pts

ONBOARD PASSENGERS (000)
Mainline	7,068	6,840	3.3%		14,831	14,017	5.8%
Regional	2,800	3,063	(8.6%)		5,860	6,244	(6.1%)
Consolidated	9,868	9,903	(0.4%)		20,691	20,261	2.1%

CARGO REVENUE TON MILES (000)
Total	235,364	195,470	20.4%		468,842	396,513	18.2%

OPERATIONAL PERFORMANCE
Mainline Departure Performance[1]	68.5%	70.3%	(1.8	) pts
Mainline Completion Factor	99.2%	99.2%	0.0	pts

[1]	Based on mainline scheduled flights departing by or before scheduled departure time

Note: See Part II, Item 6 Selected Financial Data of the company’s Annual Report on Form 10-K for the year ended December 31, 2016 for the definition of these statistics

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United Reports February 2017 Operational Performance / Page 3

Safe Harbor Statement

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Certain statements included in this investor update are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “goals” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this investor update are based upon information available to us on the date of this investor update. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; our ability to execute our operational plans and revenue-generating initiatives, including optimizing our revenue; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; costs associated with any modification or termination of our aircraft orders; our ability to utilize our net operating losses; our ability to attract and retain customers; demand for transportation in the markets in which we operate; an outbreak of a disease that affects travel demand or travel behavior; demand for travel and the impact that global economic and political conditions have on customer travel patterns; excessive taxation and the inability to offset future taxable income; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); economic and political instability and other risks of doing business globally; the effects of any hostilities, act of war or terrorist attack; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; the effects of any technology failures or cybersecurity breaches; disruptions to our regional network; the costs and availability of aviation and other insurance; industry consolidation or changes in airline alliances; the success of our investments in airlines in other parts of the world; competitive pressures on pricing and on demand; our capacity decisions and the capacity decisions of our competitors; U.S. or foreign governmental legislation, regulation and other actions (including Open Skies agreements and environmental regulations); the impact of regulatory, investigative and legal proceedings and legal compliance risks; the impact of any management changes; labor costs; our ability to maintain satisfactory labor relations and the results of any collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; weather conditions; and other risks and uncertainties set forth under Part I, Item 1A., “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as well as other risks and uncertainties set forth from time to time in the reports we file with the U.S. Securities and Exchange Commission.

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